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                                                                    Exhibit 10.3

                           EMPLOYEE BENEFITS AGREEMENT


                  This EMPLOYEE BENEFITS AGREEMENT is dated as of June 30, 1998 (the "Agreement"), between THE DUN & BRADSTREET CORPORATION, a Delaware corporation (the "Corporation") and THE NEW DUN & BRADSTREET CORPORATION, a Delaware corporation ("New D&B").

                  WHEREAS, the Board of Directors of Corporation has determined that it is appropriate, desirable and in the best interests of the holders of shares of common stock, par value $1.00 per share, of Corporation (the "Corporation Common Stock") to take certain steps to reorganize Corporation's Subsidiaries (as defined herein) and businesses and then to distribute to the holders of the Corporation Common Stock all the outstanding shares of common stock of New D&B (the "New D&B Common Shares"); and

                  WHEREAS, Corporation and New D&B have determined that it is necessary and desirable to allocate and assign responsibility for certain employee benefit matters in respect of such entities on and after the Effective Time (as defined herein).


                  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, Corporation and New D&B agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  SECTION 1.1. Definitions. Capitalized terms used in this Agreement shall have the following meanings:

                  "ACNielsen" shall mean the ACNielsen Corporation, a Delaware corporation.

                  "Action" shall mean any action, suit, arbitration, inquiry, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency, body or commission or any arbitration tribunal.

                  "Adjusted Corporation Founders' Awards" shall have the meaning set forth in Section 6.3 of this Agreement.

                  "Affiliate" shall mean, when used with respect to a specified person, another person that controls, is controlled by, or is under common control with the person specified. As used herein, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or other interests, by contract or otherwise.

                  "Ameritech Common Stock" shall mean the common stock of
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Ameritech Corporation, a Delaware corporation.

                  "Ancillary Agreements" shall mean all of the written agreements, instruments, assignments or other written arrangements (other than this Agreement and the Distribution Agreement) entered into in connection with the transactions contemplated by this Agreement and the Distribution Agreement, including, without limitation, the Conveyancing and Assumption Instruments, the Data Services Agreements, the Intellectual Property Agreement, the Shared Transaction Services Agreements, the Tax Allocation Agreement and the Transition Services Agreement.

                  "Assets" shall have the meaning set forth in Section 1.1(f) of the Distribution Agreement.

                  "Board of Directors" shall mean, when used with respect to a specified corporation, the board of directors of the corporation so specified.

                  "Business Entity" shall mean any corporation, partnership, limited liability company or other entity which may legally hold title to Assets.

                  "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the regulations promulgated thereunder, including any successor legislation.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, including any successor legislation.

                  "Cognizant" shall mean Cognizant Corporation, a Delaware corporation.

                  "Conveyancing and Assumption Instruments" shall mean, collectively, the various agreements, instruments and other documents heretofore entered into and to be entered into to effect the transfer of Assets and the assumption of Liabilities in the manner contemplated by the Distribution Agreement, or otherwise arising out of or relating to the transactions contemplated in the Distribution Agreement.

                  "Corporation" shall mean The Dun & Bradstreet Corporation, a Delaware corporation.

                  "Corporation Common Stock" shall have the meaning set forth in the recitals hereto.

                  "Corporation Employees" shall mean persons who, at any time prior to the Effective Time, were employed by Corporation or its Subsidiaries.

                  "Corporation Founders' Award" shall have the meaning set forth in Section 6.3 of this Agreement.
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                  "Corporation Group" shall mean The Dun & Bradstreet
Corporation and each Business Entity that is a Subsidiary of Corporation.

                  "Corporation Long-Term Disability Plan" shall mean The Dun & Bradstreet Long Term Disability Plan or any other long-term disability plan sponsored by Corporation or any Subsidiary of Corporation prior to the Effective Time.

                  "Corporation SARs" shall have the meaning set forth in Section
6.2 of this Agreement.

                  "Corporation Master Trust" shall mean the trust established in connection with the Corporation Retirement Plan and the DonTech Retirement Plan, as in effect from time to time.

                  "Corporation Master Trust Agreement" shall mean the agreement entered into in connection with the Corporation Master Trust.

                  "Corporation Master Welfare Trust" shall mean the trust established in connection with the Corporation Long-Term Disability Plan, as in effect from time to time.

                  "Corporation Master Welfare Plan Trust Agreement" shall mean the agreement entered into in connection with the Corporation Master Welfare Trust.

                  "Corporation Nonqualified Plans" shall have the meaning as set forth in Section 4.1 of this Agreement.

                  "Corporation Pension BEP" shall mean the Pension Benefit Equalization Plan of The Dun & Bradstreet Corporation, as in effect from time to time.

                  "Corporation Pension BEP Trust" shall mean the trust established in connection with the Corporation Pension BEP, as in effect from time to time.

                  "Corporation Performance Shares" shall have the meaning set forth in Section 6.5 of this Agreement.

                  "Corporation Restricted Stock" shall mean restricted stock awarded under the Corporation Restricted Stock Plan.

                  "Corporation Restricted Stock Plan" shall mean the 1989 Key Employees Restricted Stock Plan for The Dun & Bradstreet Corporation and Subsidiaries.

                  "Corporation Retirees" shall mean persons who (i) were Corporation Employees, (ii) terminated employment from the Corporation Group prior to the Effective Time and (iii) are not New D&B Employees or RHD Employees after the Effective Time.

                  "Corporation Retirement Plan" shall mean the Retirement Account Plan of The Dun & Bradstreet Corporation, as in effect from time to time.
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                  "Corporation Savings BEP" shall mean the Profit Participation
Benefit Equalization Plan of The Corporation, as in effect from time to time.

                  "Corporation Savings Plan" shall mean the Profit Participation Plan of The Dun & Bradstreet Corporation, as in effect from time to time.

                  "Corporation Stock Option" shall have the meaning set forth in
Section 6.1 of this Agreement.

                  "Corporation Stock Option Plan" shall mean the 1991 Key Employees Stock Option Plan for The Dun & Bradstreet Corporation and Subsidiaries.

                  "Corporation Supplemental EBP" shall mean the Supplemental Executive Benefit Plan of The Dun & Bradstreet Corporation, as in effect from time to time.

                  "Corporation Supplemental EBP Trust" shall mean the trust established in connection with the Corporation Supplemental EBP as in effect from time to time.

                  "D&B" shall mean The Dun & Bradstreet Corporation, a Delaware corporation, prior to the distribution dated November 1, 1996.

                  "Daily Average Trading Price" of a given stock on a given day shall mean the average of the high and low trading prices for such stock on such date on the principal exchange on which the stock trades.

                  "Data Services Agreements" shall mean the Data Services Agreements to be entered into by Corporation and New D&B.

                  "Distribution" shall mean the distribution on the Distribution Date to holders of record of shares of Corporation Common Stock as of the Distribution Record Date of the New D&B Common Shares owned by Corporation on the basis of one New D&B Common Share for each outstanding share of Corporation Common Stock.

                  "Distribution Agreement" shall mean the Distribution Agreement between Corporation and New D&B, dated as of June 30, 1998.

                  "Distribution Date" shall mean June 30, 1998.

                  "Distribution Record Date" shall mean such date as may be determined by Corporation's Board of Directors as the record date for the Distribution.

                  "Dividended Restricted Stock" shall have the meaning set forth in Section 6.4 of this Agreement.
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                  "DonTech"  shall mean the DonTech Partnership.

                  "DonTech Bifurcated Savings Plan Employees" shall have the meaning set forth in Section 3.7(b) of this Agreement.

                  "DonTech Employees" shall mean persons who, immediately after the Effective Time, are employed by DonTech (including persons who are absent from work by reason of layoff or leave of absence and inactive employees treated as such by agreement therewith).

                  "DonTech Former Employees" shall mean persons who (i) were employees of DonTech, (ii) terminated employment from DonTech prior to the Effective Time and (iii) are not DonTech Retirees.

                  "DonTech Retirees" shall mean persons who (i) were employees of DonTech and (ii) retired from DonTech prior to the Effective Time and are, as of the Effective Time, eligible to receive benefits under the Corporation Retirement Plan or (iii) terminated employment from DonTech prior to the Effective Time and are receiving benefits from the Corporation Retirement Plan as of the Effective Time.

                  "DonTech Retirement Plan" shall mean the Retirement Plan of the DonTech Corporation, as in effect from time to time.

                  "DonTech Transferred Savings Plan Employees" shall have the meaning set forth in Section 3.7(b) of this Agreement.

                  "Effective Time" shall mean immediately prior to the midnight, New York time, ending the 24-hour period comprising the Distribution Date.

                  "Employee Benefit Dispute" shall include any controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance, nonperformance, validity or breach of this Agreement or otherwise arising out of, or in any way related to this Agreement, including, without limitation, any claim based on contract, tort, statute or constitution.

                  "Employee Benefit Litigation Liability" shall mean, with respect to a Business Entity, a Liability relating to a controversy, dispute or claim arising out of, in connection with or in relation to the interpretation, performance, nonperformance, validity or breach of an Employee Benefit Plan of such Business Entity or otherwise arising out of, or in any way related to such Employee Benefit Plan, including, without limitation, any claim based on contract, tort, statute or constitution.

                  "Employee Benefit Plans" shall mean, with respect to a Business Entity, all "employee benefit plans" (within the meaning of Section 3(3) of ERISA), "multiemployer plans" (within the meaning of Section 3(37) of ERISA), retirement, pension, savings,
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profit-sharing, welfare, stock purchase, stock option, equity-based, severance, employment, change-in-control, fringe benefit, collective bargaining, bonus, incentive, deferred compensation and all other employee benefit plans, agreements, programs, policies or other arrangements (including any funding mechanisms therefor), whether or not subject to ERISA, whether formal or informal, oral or written, legally binding or not, under which (i) any past, present or future employee of the Business Entity or its Subsidiaries has a right to benefits and (ii) the Business Entity or its Subsidiaries has any Liability.

                  "Employee Benefit Records" shall mean all agreements, documents, books, records or files relating to the Employee Benefit Plans of Corporation and New D&B.

                  "Employee Benefit Welfare Plans" shall mean, with respect to a Business Entity, all Employee Benefit Plans that are "welfare plans" within the meaning of Section 3(1) of ERISA.

                  "Employer Stock" shall mean, after the Distribution Date, New D&B Common Shares credited to the account of a New D&B Employee and RHD Common Stock credited to the account of a RHD Employee in an employer stock fund of the respective savings plan in which such employee participates, pursuant to Section 3.5.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder, including any successor legislation.

                  "ESOP" shall mean an "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Code.

                  "Founders' Stock" shall have the meaning set forth in Section
6.3 of this Agreement.

                  "Information Statement" shall mean the Information Statement sent to the holders of shares of Corporation Common Stock in connection with the Distribution, including any amendment or supplement thereto.

                  "Intellectual Property Agreement" shall mean the intellectual property and licensing agreement between Corporation and New D&B.

                  "Liabilities" shall mean any and all losses, claims, charges, debts, demands, actions, causes of action, suits, damages, obligations, payments, costs and expenses, sums of money, accounts, reckonings, bonds, specialties, indemnities and similar obligations, exonerations, covenants, contracts, controversies, agreements, promises, doings, omissions, variances, guarantees, make whole agreements and similar obligations, and other liabilities, including all contractual obligations, whether absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, and including those arising under any law, rule, regulation, Action, threatened or contemplated Action (including the costs and expenses of demands, assessments, judgments, settlements and compromises relating thereto and attorneys' fees and any and all costs and expenses (including allocated costs of in-house counsel and other personnel), whatsoever reasonably incurred in investigating, preparing or defending against any such Actions or threatened or
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contemplated Actions), order or consent decree of any governmental or other regulatory or administrative agency, body or commission or any award of any arbitrator or mediator of any kind, and those arising under any contract, commitment or undertaking, including those arising under this Agreement, the Distribution Agreement or any Ancillary Agreement, in each case, whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any person.

                  "New D&B" shall mean The New Dun & Bradstreet Corporation, a Delaware corporation.

                  "New D&B Common Shares" shall have the meaning set forth in the recitals hereto.

                  "New D&B Disabled Employees" shall mean all employees of the New D&B Group who are receiving benefits under the Dun & Bradstreet Long-Term Disability Plan as of the Effective Time.

                  "New D&B Employees" shall mean persons who, immediately after the Effective Time, are employed by the New D&B Group (including persons who are absent from work by reason of layoff or leave of absence and inactive employees treated as such by agreement therewith).

                  "New D&B Employee Stock Purchase Plan" shall mean the Employee Stock Purchase Plan to be adopted by New D&B pursuant to Section 6.7.

                  "New D&B Group" shall mean New D&B and each Business Entity which is contemplated to remain or become a Subsidiary of New D&B pursuant to the Distribution Agreement.

                  "New D&B Performance Shares" shall have the meaning set forth in Section 6.5 of this Agreement.

                  "New D&B Ratio" shall have the meaning set forth in Section
6.1 of this Agreement.

                  "New D&B Replacement Plans" shall mean the replacement plans to be adopted by New D&B pursuant to Section 6.1(b) of this Agreement.

                  "New D&B Restricted Stock" shall have the meaning set forth in
Section 6.4 of this Agreement.

                  "Nonemployer Stock" shall mean, after the Distribution Date, New D&B Common Shares credited to the account of a RHD Employee and RHD Common Stock credited to an account of a New D&B
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Employee in a nonemployer stock fund in the respective savings plan in which such employee participates, pursuant to Section 3.5.

                  "Participant Election Period" shall mean the period during which the elections described in Section 3.2 are permitted.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor entity thereto.

                  "PBGC Assumptions" shall mean the actuarial assumptions set forth in 29 C.F.R. Part 2619, et seq.

                  "Person" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership or government, or any agency or political subdivision thereof.

                  "Present Value" shall mean the single sum value of a series of future payments, determined utilizing PBGC Assumptions in effect as of the measurement date.

                  "RHD" shall mean R.H. Donnelley Inc., a Delaware Corporation.

                  "RHD Bifurcated Savings Plan Employees" shall have the meaning set forth in Section 3.2(a) of this Agreement.

                  "RHD Common Stock" shall mean shares of common stock of RHD.

                  "RHD Disabled Employees" shall mean all employees of the RHD Group who are receiving or are eligible to receive benefits under the Dun & Bradstreet Long-Term Disability Plan as of the Effective Time.

                  "RHD Employees" shall mean persons who, immediately after the Effective Time, are employed by the RHD Group (including persons who are absent from work by reason of layoff or leave of absence and inactive employees treated as such by agreement therewith).

                  "RHD Group" shall mean RHD and each Business Entity which is contemplated to remain or become a Subsidiary of RHD pursuant to the Distribution Agreement.

                  "RHD Long-Term Disability Plan" shall mean the long-term disability plan to be adopted by RHD pursuant to Section 5.5 of this Agreement.

                  "RHD Nonqualified Plan Participants" shall have the meaning as set forth in Section 4.2 of this Agreement.

                  "RHD Ratio" shall have the meaning set forth in Section 6.1 of this Agreement.
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                  "RHD Retirement Plan Segregation Ratio" shall equal a
fraction, the numerator of which is the Present Value of the accrued vested and nonvested benefits (as defined in ERISA Section 4044(a)(1)-(6)) of the RHD Transferred Retirement Plan Employees under the Corporation Retirement Plan at the Effective Time, and the denominator of which is the Present Value of the accrued vested and nonvested benefits (as defined in ERISA Section 4044(a)(1)-(6)) of the Corporation Employees under the Corporation Retirement Plan at the Effective Time.

                  "RHD Retirement Plan" shall mean the defined benefit plan to be adopted by RHD pursuant to Section 2.2(a) of this Agreement.

                  "RHD Retirement Plan Effective Date" shall have the meaning set forth in Section 2.2(a) of this Agreement.

                  "RHD Retirement Plan Transfer Date" shall have the meaning set forth in Section 2.2(b) of this Agreement.

                  "RHD Savings Plan" shall mean the defined contribution plan to be adopted by RHD pursuant to Section 3.2(a) of this Agreement.

                  "RHD Savings Plan Transfer Date" shall have the meaning set forth in Section 3.2(b) of this Agreement.

                  "RHD Transferred Retirement Plan Employees" shall have the meaning set forth in Section 2.2(a) of this Agreement.

                  "RHD Transferred Savings Plan Employees" shall have the meaning set forth in Section 3.2(a) of this Agreement.

                  "Service" shall mean the Internal Revenue Service or any successor entity thereto.

                  "Shared Transaction Services Agreements" shall mean the Shared Transaction Services Agreements between Corporation and New D&B.

                  "Subsidiary" shall mean any corporation, partnership or other entity of which another entity (i) owns, directly or indirectly, ownership interests sufficient to elect a majority of the Board of Directors (or persons performing similar functions) (irrespective of whether at the time any other class or classes of ownership interests of such corporation, partnership or other entity shall or might have such voting power upon the occurrence of any contingency) or (ii) is a general partner or an entity performing similar functions (e.g., a trustee).

                  "Tax Allocation Agreement" shall mean the Tax Allocation Agreement between Corporation and New D&B.

                  "Transition Services Agreement" shall mean the Transition Services Agreement between Corporation and New D&B.
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                                   ARTICLE II
                     CORPORATION & DONTECH RETIREMENT PLANS

                  SECTION 2.1. Assumption by New D&B. Prior to the Effective Time, New D&B shall assume and become the sponsor of the Corporation Retirement Plan and New D&B shall be substituted for Corporation in the Corporation Master Trust Agreement. Active participation of RHD Employees in the Corporation Retirement Plan shall cease immediately after the Effective Time.

                  SECTION 2.2. Transfer to RHD Retirement Plan. (a) As soon as practicable after the Effective Time, but not later than the first day of the fourth calendar month that begins after the Effective Time (herein referred to as the "RHD Retirement Plan Effective Date"), RHD shall establish the RHD Retirement Plan for the benefit of RHD Employees, DonTech Employees and DonTech Former Employees who were participants in the Corporation Retirement Plan immediately prior to the Effective Time (the "RHD Transferred Retirement Plan Employees"). As soon as practicable after the Effective Time, New D&B shall cause the trustee of the Corporation Retirement Plan to segregate the assets of the Corporation Retirement Plan allocable to RHD Transferred Retirement Plan Employees in an amount equal to the sum of (i) and (ii), as follows:

                           (i) the amount allocable to RHD Transferred Retirement Plan Employees under ERISA Section 4044 as of the Effective Time, determined using PBGC Assumptions; and

                           (ii) the excess (if any) of the fair market value of assets of the Corporation Retirement Plan over the Present Value of the vested and nonvested benefits accrued thereunder for all the Corporation Employees as of the Effective Time, multiplied by the RHD Retirement Plan Segregation Ratio.

                  (b) As soon as practicable after the Effective Time, the assets allocable to the RHD Transferred Retirement Plan Employees shall be transferred to a separate trust established under the RHD Retirement Plan (such date herein referred to as the "RHD Retirement Plan Transfer Date"); provided, however, that in no event shall such transfer take place until (i) New D&B has made all required filings and submissions to the appropriate governmental agencies and (ii) if requested by New D&B, RHD has furnished to New D&B a favorable determination letter that the RHD Retirement Plan is qualified under
Section 401(a) of the Code. The value of such assets to be transferred shall equal the value of segregated assets determined under Section 2.2(a) of this Agreement, adjusted as follows:

                           (i) reduced by the amount of benefit payments made under the Corporation Retirement Plan with respect to RHD Transferred Retirement Plan Employees from the Effective Time to the RHD Retirement Plan Transfer Date; and
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                           (ii)  increased (or decreased) by the share of the
                                 net investment income (or loss) and decreased by the share of investment expenses from the Effective Time to the RHD Retirement Plan Transfer Date attributable to the value of such segregated assets.

                  (c) Unless otherwise agreed to by RHD and New D&B, the assets to be transferred shall consist of an undivided percentage interest in each asset that is held by the Corporation Retirement Plan on the RHD Retirement Plan Transfer Date, such undivided percentage interest being equal to the value of assets allocable to the RHD Transferred Retirement Plan Employees, divided by the fair market value of plan assets.

                  (d) Prior to the RHD Retirement Plan Transfer Date, all benefit payments to RHD Transferred Retirement Plan Employees shall be made from the Corporation Retirement Plan.

                  SECTION 2.3. Allocation of Liabilities. The RHD Group shall retain all Liabilities relating to the participation of RHD Transferred Retirement Plan Employees in the Corporation Retirement Plan. The New D&B Group shall assume all other Liabilities relating to the Corporation Retirement Plan.

                  SECTION 2.4. DonTech Retirement Plan. As soon as practicable after the Effective Time, but not later than the first day of the second calendar month that begins after the Effective Time, RHD shall establish a separate account within the RHD Retirement Plan trust for the DonTech Retirement Plan and New D&B shall cause the assets allocable to the DonTech Retirement Plan to be transferred from the Corporation Master Trust to the separate account established for such plan.


                                   ARTICLE III
                      CORPORATION AND DONTECH SAVINGS PLANS

                  SECTION 3.1. Assumption by New D&B. Prior to the Effective Time, New D&B shall assume and become the sponsor of the Corporation Savings Plan. Active participation of RHD Employees in the Corporation Savings Plan shall cease immediately after the Effective Time.

                  SECTION 3.2. RHD Savings Plan. (a) As of the Effective Time, RHD shall adopt the RHD Savings Plan for the benefit of RHD Employees who were participants in the Corporation Savings Plan immediately prior to the Effective Time. Prior to the Effective Time, RHD Employees shall be given the right to elect one of the following options with respect to their Corporation Savings
Plan account balances (the "Participant Election Period"): (i) RHD Employees may keep their balances in the Corporation Savings Plan (such employees being known as "RHD Bifurcated Savings Plan Employees"); or (ii) RHD Employees may transfer their balances to the RHD Savings Plan (such employees being known as "RHD Transferred Savings Plan Employees"). If a
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RHD Employee fails to elect any of the foregoing options prior to the end of the
Participant Election Period, (i) his or her balance shall be transferred to the RHD Savings Plan, and (ii) such employee shall be treated as a RHD Transferred Savings Plan Employee.

                  (b) Prior to the date on which the transfer of assets and liabilities to the RHD Savings Plan shall occur (the "RHD Savings Plan Transfer Date"), which date shall occur as promptly as practicable following the Participant Election Period, (i) New D&B shall (A) cause the trustee of the Corporation Savings Plan to segregate, in accordance with the spinoff provisions set forth under Section 414(l) of the Code, the assets of the Corporation Savings Plan representing the full account balances of RHD Transferred Savings Plan Employees for all periods of participation through the Effective Time (including, as applicable, all contributions and all earnings attributable thereto); (B) make all required filings and submissions to the appropriate governmental agencies; and (C) make all required amendments to the Corporation Savings Plan and related trust agreement necessary to provide for the segregation and transfer of assets described in this Section 3.2, and (ii) if requested by New D&B, RHD shall furnish to New D&B a favorable determination letter that the RHD Savings Plan is qualified under Section 401(a) of the Code.

                  (c) On the RHD Savings Plan Transfer Date, New D&B shall cause the trustee of the Corporation Savings Plan to transfer to the trustee of the RHD Savings Plan the full account balances (inclusive of loans) of RHD Transferred Savings Plan Employees in kind based on those investment funds in which such account balances are then invested (including, but not limited to, the stock funds); provided, however, that loans to RHD Transferred Savings Plan Employees shall be transferred in the form of notes. In consideration of the segregation and transfer of assets described herein, the RHD Savings Plan shall, as of the RHD Savings Plan Transfer Date, assume all Liabilities attributable to such assets.

                  SECTION 3.3. Vesting. As of the Effective Time, the account balances of RHD Employees and DonTech Employees in the Corporation Savings Plan shall fully vest. Future employer contributions by RHD under the RHD Savings Plan shall vest based on the vesting schedule thereunder.

                  SECTION 3.4. Outstanding Loans. During their employment with RHD, RHD Transferred Savings Plan Employees who have outstanding loans originally made from the Corporation Savings Plan shall be permitted to repay such loans by way of regular deductions from their paychecks, and, prior to the RHD Savings Plan Transfer Date, RHD or New D&B (as the case may be) shall cause all such deductions to be forwarded to the Corporation Savings Plan as promptly as practicable. After the Effective Time, no such deductions by RHD shall be made in respect of RHD Bifurcated Savings Plan Employees who have outstanding loans from the Corporation Savings Plan, and all such

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employees shall be required to repay their loans directly to the Corporation
Savings Plan in accordance with the existing terms thereof.

                  SECTION 3.5. Employer Stock Fund. (a) Participants in the Corporation Savings Plan who, immediately prior to the Effective Time, have balances in the Corporation Common Stock fund shall have such balances converted, as of the Effective Time, to the extent applicable, to units in two stock funds. The Corporation Savings Plan shall maintain one stock fund consisting of only RHD Common Stock ("RHD Stock Fund") and one stock fund consisting of only New D&B Common Shares ("New D&B Stock Fund"). Each stock fund shall initially consist of an equal number of shares. The initial percentage interest of each participant in each stock fund as of the Effective Time shall equal such participant's percentage interest in the Corporation Common Stock fund immediately prior to the Effective Time. The RHD Savings Plan shall maintain a nonemployer stock fund to which the New D&B Stock Fund assets of RHD Transferred Savings Plan Employees in the Corporation Savings Plan shall be transferred on the RHD Savings Plan Transfer Date. The RHD Savings Plan shall also maintain an employer stock fund to which the RHD Stock Fund assets of RHD Transferred Savings Plan Employees in the Corporation Savings Plan shall be transferred on the RHD Savings Plan Transfer Date.

                  (b) Prior to the end of the sixth month after the Distribution Date, each participant shall liquidate his or her units of Nonemployer Stock in the nonemployer stock fund and invest the proceeds thereof in any other investment option available under the applicable plan. If the participant does not liquidate such units, such units shall be liquidated and invested in either a fixed income investment option or an employee stock fund option available under the applicable plan as determined by RHD or New D&B.

                  (c) A participant may not transfer or contribute any amounts to a nonemployer stock fund from or after the Effective Time.

                  SECTION 3.6. Allocation of Liabilities. The RHD Group shall retain all Liabilities relating to the participation of (a) RHD Transferred Savings Plan Employees in the Corporation Savings Plan and (b) RHD Bifurcated Savings Plan Employees in the RHD Savings Plan. The New D&B Group shall assume all other Liabilities relating to the Corporation Savings Plan.

                  SECTION 3.7. DonTech Savings Plan. (a) As soon as practicable after the Effective Time, RHD shall establish a separate account within the RHD Savings Plan trust for the DonTech Savings Plan and New D&B shall cause the trustee of the Corporation Master Trust to transfer to the trustee the full account balances (inclusive of loans) of all participants in the DonTech Savings Plan ("DonTech Participants") in kind based on those investment funds in which such account balances are then invested (including, but not limited to, the stock funds);

provided, however, that loans to DonTech Participants shall be transferred in the form of notes.

                  (b) Prior to the Effective Time, DonTech Employees shall be given the right to elect one of the following options with respect to their Corporation Savings Plan account balances: (i) DonTech Employees may keep their balances in the Corporation Savings Plan (such employees being known as "DonTech Bifurcated Savings Plan Employees"); or (ii) DonTech Employees may transfer their balances to the DonTech Savings Plan (such employees being known as "DonTech Transferred Savings Plan Employees "). If a DonTech Employee fails to elect any of the foregoing options prior to the end of the Participant Election Period, (i) his or her balance shall be transferred to the DonTech Savings Plan, and (ii) such employee shall be treated as a DonTech Transferred Savings Plan Employee. As promptly as practicable following the Participation Election Period, the full account balances of DonTech Transferred Savings Plan Employees shall be transferred to the DonTech Savings Plan based on the same methodology as Sections 3.2(b) and 3.2(c).

                  (c) Participants in the DonTech Savings Plan who, immediately prior to the Effective Time, have balances in the DonTech Common Stock Fund shall have the units of Corporation Common Stock converted, as of the Effective Time, to the extent applicable, to units in two stock funds. The DonTech Savings Plan shall maintain one stock fund consisting of RHD Common Stock and Ameritech Common Stock and one stock fund consisting of only New D&B Common Shares. The percentage interest of each participant in each stock fund as of the Effective Time shall equal such participant's percentage interest in the DonTech Common Stock fund immediately prior to the Effective Time.

                                   ARTICLE IV
                               NONQUALIFIED PLANS

                  SECTION 4.1. Corporation Nonqualified Plans. Prior to the Effective Time, New D&B shall assume and become the sponsor of the Corporation Supplemental EBP, the Corporation Supplemental EBP Trust, the Corporation Pension BEP, the Corporation Pension BEP Trust and the Corporation Savings BEP (collectively, the "Corporation Nonqualified Plans") for the benefit of persons who, prior to the Effective Time, were participants thereunder; provided, however, that, with respect to RHD Employees, (i) RHD shall retain the liability for benefits under the Corporation Savings BEP and (ii) New D&B shall retain only those Liabilities for benefits under the Corporation Nonqualified Plans (other than the Corporation Savings BEP) that, prior to the Effective Time, were accrued and to which such participants had earned vested rights thereunder and
(iii) the Liabilities retained by New D&B under such plans shall be appropriately adjusted to reflect (A) increases in the contribution limits imposed by Section 415 of the Code and (B) future accruals under the RHD pension plans.

                  SECTION 4.2. Service Credit. RHD Employees who were participants with vested benefits in the Corporation Nonqualified

Plans immediately prior to the Effective Time (the "RHD Nonqualified Plan Participants") shall continue to receive service credit under such plans for their service with the RHD Group from and after the Effective Time, but solely for purposes of satisfying the one-year waiting requirement for a valid election under the Corporation Nonqualified Plans.

                  SECTION 4.3. Consent to Termination. Solely with respect to determining the level of benefits payable under the Corporation Nonqualified Plans, RHD shall have the authority to consent to the termination of employment prior to age 60 of a RHD Nonqualified Plan Participant from the RHD Group.

                  SECTION 4.4. Termination of Employment. Benefits under the Corporation Nonqualified Plans shall not become payable to a RHD Nonqualified Plan Participant until such participant terminates employment from the RHD Group and is otherwise eligible to receive such payment under the terms of the Corporation Nonqualified Plans.

                  SECTION 4.5. Noncompetition. Solely with respect to the noncompetition clauses of the Corporation Nonqualified Plans, New D&B hereby consents to the employment of the Corporation Nonqualified Plan Participants by the RHD Group after the Effective Time, whether or not such employment would otherwise trigger such noncompetition clauses.

                  SECTION 4.6. Distributions. RHD Nonqualified Plan Participants who participated in the Corporation Savings BEP immediately prior to the Effective Time shall receive a distribution thereunder from the RHD Group, based on their notional elective deferrals through the Effective Time, at the time distributions are otherwise made under such plan.

                  SECTION 4.7. Guarantees; Subrogation. The RHD Group agrees that, in the event the New D&B Group is unable to satisfy its obligations in respect of the benefits of any RHD Employee that have accrued under the Corporation Nonqualified Plans prior to the Effective Time, the RHD Group shall make payment when due with respect to such obligations of the New D&B Group. In the event that the RHD Group is required to make any payment pursuant to this
Section 4.7, the RHD Group shall have full rights of subrogation against the New D&B Group.

                  SECTION 4.8. Third-Party Beneficiaries. It is the intention of the parties to this Agreement that the provisions of Section 4.7 shall be enforceable by (a) the RHD Nonqualified Plan Participants and (b) their respective surviving beneficiaries.

                  SECTION 4.9. Joint and Several Liability. RHD and New D&B acknowledge joint and several liability under the Employee Benefits Agreement dated as of October 29, 1996 among D&B, Cognizant and ACNielsen with respect to certain nonqualified plans maintained by Corporation prior to such date. To the extent joint and several liability is imposed on RHD in respect of a liability assumed by New D&B under this Agreement, RHD shall be entitled to contribution from New D&B for the amount of such liability imposed. To the extent joint and several liability is imposed on New D&B in respect of a liability assumed by RHD under this Agreement, New D&B shall be entitled to contribution from RHD for the amount of such liability imposed.


                                    ARTICLE V
                                  WELFARE PLANS

                  SECTION 5.1. Employee Benefit Welfare Plans. Prior to the Effective Time, the Corporation shall continue to sponsor its Employee Benefit Welfare Plans for the benefit of the Corporation Employees. Except as provided in Section 5.4 and Section 5.6 below, from and after the Effective Time, RHD shall continue to sponsor its Employee Benefit Welfare Plans solely for the benefit of RHD Employees and RHD Disabled Employees. From and after the Effective Time, New D&B shall sponsor its Employee Benefit Welfare Plans for the benefit of New D&B Employees, Corporation Retirees, New D&B Disabled Employees and DonTech Retirees who participated in the Corporation Employee Benefit Welfare Plans immediately prior to the Effective Time. Notwithstanding the foregoing, neither RHD nor New D&B shall have any obligation to sponsor any Employee Benefit Welfare Plan from or after the Effective Time.

                  SECTION 5.2. Pre-Existing Conditions; Dollar Limits. With respect to any medical plan that may be sponsored by New D&B and RHD after the Effective Time, New D&B and RHD (a) shall cause there to be waived any pre-existing condition limitations and (b) shall give effect, in determining any deductible and maximum out-of-pocket limitations, to claims incurred, and amounts paid by, and amounts reimbursed to, (in each case during 1998 prior to the Effective Time) New D&B Employees, RHD Employees, Corporation Retirees, New D&B Disabled Employees and RHD Disabled Employees under similar plans maintained by Corporation (or any Affiliate thereof) for their benefit immediately prior to the Effective Time.

                  SECTION 5.3. Severance Plans. The RHD Group shall retain all Liabilities with respect to severance payments made or to be made to RHD Employees. The New D&B Group shall retain all Liabilities with respect to severance payments made or to be made to all other Corporation Employees who terminated employment prior to the Effective Time. For purposes of this Section 5.3, the term "severance payments" shall include any welfare benefit coverage and all other severance related benefits provided under severance plans and agreements.

                  SECTION 5.4. Flexible Spending Accounts. From the Effective Time until December 31, 1998, New D&B shall sponsor its flexible spending accounts for all Corporation Employees; provided, however, that RHD shall cause all deductions from participant paychecks to be forwarded to New D&B as promptly as practicable.

                  SECTION 5.5 VEBA. Prior to the Effective Time, New D&B shall assume and become the sponsor of the Corporation Long-Term Disability Plan and New D&B shall be substituted for Corporation in the Corporation Master Welfare Plan Trust Agreement. Active participation of RHD Disabled Employees in the Corporation Long-Term Disability Plan shall cease immediately after the Effective Time. As soon as practicable after the Effective Time, RHD shall establish the RHD Long-Term Disability Plan for the benefit of RHD Disabled Employees who became disabled prior to January 1, 1994 and the assets, as actuarially calculated, allocable to such RHD Disabled Employees shall be transferred to a separate trust or insurance arrangement established by RHD under such plan.

                  SECTION 5.6. Allocation of Liabilities. (a) The RHD Group shall retain responsibility for and continue to pay all expenses and benefits relating to the Corporation Employee Benefit Welfare Plans with respect to claims incurred from and after the Effective Time by RHD Employees and RHD Disabled Employees as well as their dependents. The New D&B Group shall be responsible for and pay expenses and benefits relating to all Employee Benefit Welfare Plan claims (i) incurred prior to the Effective Time by Corporation Employees, RHD Disabled Employees and their covered dependents and (ii) incurred by New D&B Employees, Corporation Retirees, DonTech Retirees and New D&B Disabled Employees as well as their covered dependents from and after the Effective Time. For purposes of this paragraph, a claim is deemed incurred when the services that are the subject of the claim are performed; in the case of life insurance, when the death occurs; in the case of long-term disability, when the disability occurs; and, in the case of a hospital stay, when the employee first enters the hospital. Notwithstanding the foregoing, claims incurred by any employee of a pre-Distribution Subsidiary of Corporation or their covered dependents under any welfare plan maintained by such Subsidiary solely for the benefit of its employees and their dependents shall, whether incurred prior to, on or after the Effective Time, be the sole responsibility and liability of that Subsidiary.

                  (b) The RHD Group shall be responsible for all COBRA coverage for any RHD Employee and his or her covered dependents who participated in a Corporation Employee Benefit Welfare Plan and who had or have a loss of health care coverage due to a qualifying event occurring prior to the Effective Time. The New

D&B Group shall be responsible for all COBRA coverage for any other
Corporation Employee and his or her covered dependents who participated in a Corporation Employee Benefit Welfare Plan and who had or have a loss of health care coverage due to a qualifying event occurring prior to the Effective Time. Notwithstanding the foregoing, a pre-Distribution Subsidiary of Corporation shall be responsible for all COBRA coverage for its former employees and covered dependents who participated in a plan maintained solely for their benefit whether the applicable event occurs prior to, on or after the Effective Time. COBRA coverage to which a RHD Employee is entitled as a result of a qualifying event occurring at or after the Effective Time shall be the responsibility of the RHD Group.

                  SECTION 5.7. Retiree Welfare Plans. The RHD Group shall be responsible for providing retiree welfare benefits, where applicable, to RHD Employees. The New D&B Group shall be responsible for providing retiree welfare benefits, where applicable, to Corporation Retirees and New D&B Employees


                                   ARTICLE VI
                               EQUITY-BASED PLANS

                  SECTION 6.1. Corporation Stock Options. Stock options awarded under the Corporation Stock Option Plans ("Corporation Stock Options") shall be treated as follows:

                  (a) RHD Employees. From and after the Effective Time, each unexercised Corporation Stock Option held by RHD Employees shall remain outstanding pursuant to the terms of the award agreements and the Corporation Stock Option Plans; provided, however, that from and after such time, each unexercised Corporation Stock Option shall be adjusted as follows: (i) the number of shares of RHD Common Stock covered by the adjusted stock option shall be determined by (A) multiplying the number of shares of Corporation Common Stock covered by the Corporation Stock Option by a fraction, the numerator of which equals the average of high and low trading prices of a share of Corporation Common Stock for the five trading days immediately preceding the ex-dividend date, and the denominator of which equals the average of high and low trading prices of a share of RHD Common Stock for the five trading days starting on the ex-dividend date ("RHD Ratio") and (B) rounding down the result to a whole number of shares and (ii) the exercise price of the adjusted stock option shall equal the original exercise price multiplied by the reciprocal of the RHD Ratio.

                  (b) New D&B Employees. As of the Effective Time, (i) each unexercised Corporation Stock Option held by New D&B Employees shall be cancelled and (ii) such individuals shall receive replacement stock options awarded under the New D&B Replacement Plans, which shall be adopted by New D&B prior to the Effective Time. The number of New D&B Common Shares covered by each replacement stock option shall be determined by (i) multiplying the number of shares of Corporation Common Stock covered by the cancelled Corporation Stock Option by a fraction, the numerator of which equals the average of high and low trading prices of a share of Corporation Common Stock for the five trading days immediately preceding the ex-dividend date, and the denominator of which equals the average of high and loaw trading prices of a New D&B Common Share for the five trading days starting on the regular way trading date ("New D&B Ratio") and (ii) rounding down the result to a whole number of shares. The exercise price of each replacement stock option shall be determined by multiplying the exercise price of the cancelled Corporation Stock Option by the reciprocal of the New D&B ratio. Except as otherwise provided in the New D&B Replacement Plans, all other terms of the replacement stock options shall remain substantially identical to the terms of the cancelled Corporation Stock Options.

                  (c) Corporation Retirees; RHD Disabled Employees; and New D&B Disabled Employees. As of the Effective Time, (i) each unexercised Corporation Stock Option held by Corporation Retirees, RHD Disabled Employees and New D&B Disabled Employees shall be adjusted in substantially the same manner as employees of the RHD Group and (ii) New D&B shall offer to such Corporation Retirees alternative adjustments or substitutions provided such retirees agree to surrender their adjusted Corporation Stock Options.

                  SECTION 6.2. Corporation SARs. All stock appreciation rights awarded under the Corporation Stock Option Plans ("Corporation SARs") shall be adjusted or substituted (as the case may be) in substantially the same manner as the Corporation Stock Options described in Section 6.1 above.

                  SECTION 6.3. Corporation Founders' Match Program. All Founders' Match Program stock options awarded under the Corporation Stock Option Plans ("Corporation Founders' Awards") shall be adjusted or substituted (as the case may be) in substantially the same manner as the Corporation Stock Options described in Section 6.1 above ("Adjusted Corporation Founders' Awards"). Adjusted Corporation Founders' Awards shall vest if performance goals (as established prior to the Effective Time) are met at the end of the original vesting period of such awards (based upon the sum of the share prices of the RHD Common Stock and the New D&B Shares and taking into account any dividends after the Effective Time).

                  (a) RHD Employees. Restrictions on stock purchased on the open market pursuant to the Corporation Founders' Match Program ("Founders' Stock") shall lapse according to their original terms. Restrictions on the New D&B Common Shares received in the Distribution as a dividend on such shares shall lapse as of the Effective Time.

                  (b) New D&B Employees. Restrictions on Founders' Stock shall lapse as of the Effective Time. New D&B Common Shares received in the Distribution as a dividend on the Founders' Stock shall be subject to the restrictions originally imposed on the Founders' Stock.

                  SECTION 6.4. Restricted Stock Plan. New D&B Common Shares received in the Distribution as a dividend on Corporation Restricted Stock ("Dividended Restricted Stock") shall be subject to the same restrictions as the Corporation Restricted Stock. In addition, both the Corporation Restricted Stock and the Dividended Restricted Stock shall be treated as follows:

                  (a) RHD Employees. As of Effective Time, Dividended Restricted Stock credited to RHD Employees shall be adjusted pursuant to the Corporation Restricted Stock Plan and each such individual shall receive a number of shares of RHD Restricted Stock, determined by multiplying the number of shares of Dividended Restricted Stock by the RHD Ratio and the reciprocal of the New D&B Ratio, having the same terms as the Corporation Restricted Stock from which they arose.

                  (b) New D&B Employees. As of the Effective Time, Corporation Restricted Stock and Dividended Restricted Stock credited to New D&B Employees shall be forfeited and such individuals shall receive replacement New D&B Common Shares of restricted stock ("New D&B Restricted Stock") equal to (i) the number of shares of forfeited Dividended Restricted Stock plus (ii) the product of the number of shares of forfeited Corporation Restricted Stock multiplied by the New D&B Ratio and the reciprocal of the RHD Ratio, such replacement shares of New D&B Restricted Stock to have the same terms as the Corporation Restricted Stock from which they arose.

                  SECTION 6.5. Performance Unit Plan. Performance shares awarded under the Performance Unit Plan ("Corporation Performance Shares") shall be treated as follows:

                  (a) RHD Employees. As of the Effective Time, RHD Employees shall receive (if, for the pro rata performance cycle, all targets are met) a number of shares of RHD Common Stock equal to (i) the pro rata target number of Corporation Performance Shares plus (ii) the pro rata target number of Corporation Performance Shares multiplied by the RHD Ratio and the reciprocal of the New D&B Ratio.

                  (b) New D&B Employees. As of the Effective Time, Corporation Performance Share opportunities granted to New D&B Employees shall be cancelled and such individuals shall receive replacement New D&B Performance Share opportunities representing an amount of New D&B Common Shares equal to (i) the target number of Corporation Performance Shares plus (ii) the product of the target number of Corporation Performance Shares multiplied by the New D&B Ratio and the reciprocal of the RHD Ratio.

                  SECTION 6.6. Allocation of Liabilities. The New D&B Group shall assume all Liabilities with respect to awards granted to New D&B Employees, Corporation Retirees, RHD Disabled Employees and New D&B Disabled Employees pursuant to the New D&B Replacement Option Plan. The RHD Group shall retain all other Liabilities with respect to awards granted pursuant to the Corporation Stock Option Plans (including, but not limited to, awards granted to RHD Employees).



                                   ARTICLE VII
                          OTHER EMPLOYEE BENEFIT ISSUES

                  SECTION 7.1. Employee Benefit Litigation Liabilities. Except as otherwise expressly provided in this Agreement or with respect to Articles II, III and VI hereof, the New D&B Group shall assume all Employee Benefit Litigation Liabilities that are asserted by Corporation Employees prior to the Effective Time. With respect to Articles II, III and VI, all Employee Benefit Litigation Liabilities covered by such Articles shall be allocated as contemplated by such Articles.

                  SECTION 7.2. Workers' Compensation. The RHD Group shall retain all Liabilities relating to workers' compensation claims that were incurred (a) prior to the Effective Time with respect to Corporation Employees who were employed by the RHD Group after the Effective Time and (b) on and after the Effective Time with respect to RHD Employees. The New D&B Group shall retain all Liabilities relating to workers' compensation claims that were incurred (a) prior to the Effective Time with respect to Corporation Employees who were not employed by the RHD Group, after the Effective Time and (b) on and after the Effective Time with respect to New D&B Employees. For purposes of this paragraph, a claim is deemed incurred when the injury that is the subject of the claim occurs.


                                  ARTICLE VIII
                           BENEFIT PLAN PARTICIPATION

                  SECTION 8.1. Corporation Plans. Except as specifically provided herein, all RHD Employees shall cease participation in all Corporation Employee Benefit Plans as of the Effective Time.

                  SECTION 8.2. RHD Plans. Except as provided in Section 5.6 herein, (a) with respect to any newly created Employee Benefit Plan sponsored by the RHD Group after the Effective Time, the RHD Group shall cause to be recognized (to the extent applicable) each RHD Employee's (i) past service with the Corporation Group to the extent recognized under similar plans maintained by the Corporation Group immediately prior to the Effective Time and (ii) accrued but unused vacation time and sick days, and (b) any RHD Employee who participated in a Corporation Employee Benefit Plan immediately prior to the Effective Time shall be entitled to immediate participation in a similar newly created Employee Benefit Plan sponsored by the RHD Group.

                  SECTION 8.3. New D&B Plans. Except as provided in Section 5.6 herein, (a) with respect to any Employee Benefit Plan sponsored by the New D&B Group after the Effective Time, the New D&B Group shall cause to be recognized (to the extent applicable) each New D&B Employee's (i) past service with the Corporation Group to the extent recognized under similar plans maintained by the Corporation Group immediately prior to the Effective Time and (ii) accrued but unused vacation time and sick days, and (b) any New D&B Employee who participated in a Corporation Employee Benefit Plan immediately prior to the Effective Time shall be entitled to immediate participation in a similar Employee Benefit Plan sponsored by New D&B.

                  SECTION 8.4. Subsequent Employer. Except as provided in
Section 5.7 herein, if, during the one-year period following the Effective Time, a RHD Employee or a New D&B Employee terminates employment with his or her employer and then immediately commences employment with the RHD Group or the New D&B Group, the subsequent employer shall cause to be recognized (to the extent applicable) such employee's past service with the Corporation Group, the RHD Group or the New D&B Group to the extent recognized under similar plans maintained by the prior employer. Notwithstanding the foregoing, no past service shall be recognized with respect to pension accruals under the defined benefit plans of the subsequent employer.

                  SECTION 8.5. Right to Amend or Terminate. Except as specifically provided herein, nothing in this Agreement shall be construed or interpreted to restrict the RHD Group's or the New D&B Group's right or authority to amend or terminate any of their Employee Benefit Plans following the Effective Time.


                                   ARTICLE IX
                              ACCESS TO INFORMATION

                  SECTION 9.1. Access to Information. Article IV of the Distribution Agreement shall govern the rights of the RHD Group and the New D&B Group with respect to access to information. The term "Records" in that Article shall be read to include all Employee Benefit Records.


                                    ARTICLE X
                                 INDEMNIFICATION

                  SECTION 10.1. Indemnification. Article III of the Distribution Agreement shall govern the rights of the RHD Group and the New D&B Group with respect to indemnification. The term "RHD Liabilities" in that Article shall be read to include all Liabilities assumed or retained by the RHD Group pursuant to this Agreement. The term "New D&B Liabilities" in that Article shall be read to include all Liabilities assumed or retained by the New D&B Group pursuant to this Agreement.

                                   ARTICLE XI
                               DISPUTE RESOLUTION

                  SECTION 11.1. Dispute Resolution. Article VI of the Distribution Agreement shall govern the rights of the RHD Group and the New D&B Group with respect to dispute resolution. The term "Agreement Dispute" in that Article shall be read to include all Employee Benefit Disputes.


                                  ARTICLE XII
                                 MISCELLANEOUS

                  SECTION 12.1. Complete Agreement; Construction. This Agreement, including the Exhibits and Schedules (if any), and the Distribution Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Schedule hereto, the Schedule shall prevail. Other than Sections 2.7 and 4.5 and Article VI of the Distribution Agreement, which shall prevail over any inconsistent or conflicting provisions in this Agreement, notwithstanding any other provisions in this Agreement to the contrary, in the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of the Distribution Agreement, this Agreement shall control.

                  SECTION 12.2. Ancillary Agreements. This Agreement is not intended to address, and should not be interpreted to address, the matters specifically and expressly covered by the Ancillary Agreements.

                  SECTION 12.3. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

                  SECTION 12.4. Survival of Agreements. Except as otherwise contemplated by this Agreement, all covenants and agreements of the parties contained in this Agreement shall survive the Distribution Date.

                  SECTION 12.5. Expenses. Except as otherwise set forth in this Agreement, the Distribution Agreement or any Ancillary Agreement, all costs and expenses incurred on or prior to the Distribution Date (whether or not paid on or prior to the Distribution Date) in connection with the preparation, execution, delivery and implementation of this Agreement, the Distribution Agreement, any Ancillary Agreement, the Information Statement (including any registration statement on Form 10 of which such Information Statement may be a part) and the Distribution and the
consummation of the transactions contemplated thereby shall be charged to and paid by New D&B. Except as otherwise set forth in this Agreement, the Distribution Agreement or any Ancillary Agreement, each party shall bear its own costs and expenses incurred after the Distribution Date. Any amount or expense to be paid or reimbursed by any party hereto to any other party hereto shall be so paid or reimbursed promptly after the existence and amount of such obligation is determined and demand therefor is made.

                  SECTION 12.6. Notices. All notices and other communications hereunder shall be in writing and hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and will be deemed given on the date on which such notice is received:


                  To the Corporation:

                  R.H. Donnelley Corporation
                  One Manhattanville Road
                  Purchase, NY  10577
                  Telecopy: (914) 933-6899
                  Attn:  Chief Legal Counsel

                  To New D&B:

                  The Dun & Bradstreet Corporation
                  One Diamond Hill Road
                  Murray Hill, NJ  07974
                  Telecopy: (908) 665-5803
                  Attn:  Chief Legal Counsel



                  SECTION 12.7. Waivers. The failure of any party to require strict performance by any other party of any provision in this Agreement will not waive or diminish that party's right to demand strict performance thereafter of that or any other provision hereof.

                  SECTION 12.8. Amendments. Subject to the terms of Section
12.11 hereof, this Agreement may not be modified or amended except by an agreement in writing signed by each of the parties hereto.

                  SECTION 12.9. Assignment. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the prior written consent of the other parties hereto, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void.

                  SECTION 12.10. Successors and Assigns. The provisions to this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

                  SECTION 12.11. Termination. This Agreement (including, without limitation, Section 4.8 and Article XI hereof) may be terminated and may be amended, modified or abandoned at any time prior to the Distribution by and in the sole discretion of Corporation without the approval of the shareholders of Corporation. In the event of such termination, no party shall have any liability of any kind to any other party or any other person. After the Distribution, this Agreement may not be terminated except by an agreement in writing signed by the parties; provided, however, that Section 4.8 and Article XI shall not be terminated or amended after the Distribution in respect of the third party beneficiaries thereto without the consent of such persons.

                  SECTION 12.12. Subsidiaries. Each of the parties hereto shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such party or by any entity that is contemplated to be a Subsidiary of such party on and after the Distribution Date.

                  SECTION 12.13. Third Party Beneficiaries. Except as provided in Section 4.8 and Article XI, this Agreement is solely for the benefit of the parties hereto and their respective Subsidiaries and Affiliates and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

                  SECTION 12.14. Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  SECTION 12.15. Exhibits and Schedules. The Exhibits and Schedules, if any, shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

                  SECTION 12.16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

                  SECTION 12.17. Consent to Jurisdiction. Without limiting the provisions of Article XII hereof, each of the parties irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties agrees to commence any action, suit or proceeding relating hereto either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each of the parties further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 12.17. Each of the parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                  SECTION 12.18. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 12.19. Governmental Notices; Cooperation. Notwithstanding anything in this Agreement to the contrary, all actions contemplated herein with respect to Employee Benefit Plans which are to be consummated pursuant to this Agreement shall be subject to such notices to, and/or approvals by, the Service or the PBGC (or any other governmental agency or entity) as are required or deemed appropriate by such Employee Benefit Plan's sponsor. RHD and New D&B agree to use their commercially reasonable efforts to cause all such notices and/or approvals to be filed or obtained, as the case may be. Each party hereto shall reasonably cooperate with the other parties with respect to any government filings, employee notices or any other actions reasonably necessary to maintain and implement the Employee Benefit Plans covered by this Agreement.

                  SECTION 12.20. Further Assurances. From time to time, as and when reasonably requested by any other party hereto, each party hereto shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to effect the purposes of this Agreement and the transactions contemplated hereunder.

                  IN WITNESS WHEREOF, the parties have duly executed and entered into this Agreement, as of the date first above written.


                                    THE DUN & BRADSTREET CORPORATION


                                    By: /s/ Frank R. Noonan
                                        --------------------------------
                                    Name:  Frank R. Noonan
                                    Title: Senior Vice President


                                    THE NEW DUN & BRADSTREET CORPORATION



                                    By: /s/ Volney Taylor
                                        --------------------------------
                                    Name:  Volney Taylor
                                    Title: Chairman and Chief
                                           Executive Officer